UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 30, 2011
INGERSOLL-RAND PUBLIC LIMITED COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Ireland (State or Other Jurisdiction of Incorporation)	001-34400 (Commission File Number)	98-0626632 (IRS Employer Identification No.)

170/175 Lakeview Dr. Airside Business Park Swords, Co. Dublin Ireland (Address of principal executive offices, including zip code)

+(353) (0) 18707400
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06    Material Impairments.
Information required by this Item 2.06 is included in Item 8.01 below and incorporated by reference herein.
Item 8.01    Other Events.
On September 30, 2011, Ingersoll-Rand plc (“IR”) completed the sale of a majority interest in its Hussmann business to an affiliate of the private equity firm Clayton, Dubilier & Rice, LLC (“Hussmann Parent”) on the terms described in the Form 8-K filed on August 8, 2011.  A copy of the press release announcing the completion of the transaction is filed as Exhibit 99.1 to this Form 8-K.
In addition to the acquisition of the Hussmann business discussed above, Hussmann Parent has the option to acquire the remaining North American Hussmann service and installation branches not previously included in the aforementioned sale transaction.  If Hussmann Parent exercises its option, IR anticipates this transaction will close, subject to certain customary conditions, on or before November 30, 2011.
IR previously announced that the sale of the Hussmann business would result in an estimated $0.30-$0.40 per share impairment charge for the third quarter.  IR determined, as of September 30, 2011, that the anticipated acquisition of the remaining North American Hussmann service and installation branches by Hussmann Parent will likely result in an additional third quarter impairment charge.  IR is currently evaluating the total third quarter impairment charge and will report such charge with its third quarter results.

This Form 8-K includes “forward-looking statements”, which are any statements that are not historical facts, including statements that may relate to the timing of the proposed transactions and the impairment charge as a result of the transactions. These forward-looking statements are based on Ingersoll Rand's current expectations and there can be no assurance that such expectations will prove to be correct.  Forward-looking statements are subject to changes in circumstances, risks and uncertainties, which may cause actual results, performance or achievements to differ materially from anticipated results, performance or achievements.  Political, economic, climatic, currency, tax, regulatory, technological, competitive, and other factors could cause actual results to differ materially from those anticipated in the forward-looking statements. Additional information regarding these risk factors and uncertainties as detailed from time to time in the company's SEC filings, including but not limited to its Form 10-K for the year ended December 31, 2011 and its Form 10-Q for the quarter ended June 30, 2011.
Item 9.01    Exhibits and Financial Statements.
(d)    Exhibits
99.1    Press release issued by Ingersoll-Rand plc, dated October 3, 2011

IGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL-RAND PUBLIC LIMITED COMPANY
(Registrant)

Date: October 6, 2011	/s/ Steven R. Shawley
Steven R. Shawley
Senior Vice President and Chief Financial Officer

Exhibit Index

99.1    Press release issued by Ingersoll-Rand plc, dated October 3, 2011